CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Software licenses	$ 8,140	$ 4,645	$ 4,126
Maintenance and services	7,029	5,430	5,327
Total revenues	15,169	10,075	9,453
Operating costs and expenses:
Cost of software licenses	563	1,119	2,348
Cost of maintenance and services	890	832	722
Research and development, net	4,960	2,482	1,894
Selling and marketing	5,851	3,831	3,469
General and administrative	2,835	1,854	1,608
Total operating costs and expenses	15,099	10,118	10,041
Operating income (loss)	70	(43)	(588)
Financial expenses, net	1,284	1,388	697
Other income			(10)
Loss before taxes on income	(1,214)	(1,431)	(1,275)
Taxes on income (benefit)	(399)	74	28
Net loss	$ (815)	$ (1,505)	$ (1,303)
Basic and diluted net loss per share	$ (0.02)	$ (0.05)	$ (0.05)
Weighted average number of shares used in computing basic and diluted net loss per share	34,647	31,973	28,494